UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 12, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51602 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
N/A
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
     On December 12, 2005, Synergetics USA, Inc. held a conference call regarding its financial results for the first quarter of fiscal year 2006, which ended October 27, 2005. A transcript of the conference call is furnished herewith as Exhibit 99.1.
     The conference call contained a discussion of EBITDA, which, according to applicable Securities and Exchange Commission rules, is a “non-GAAP financial measure.” A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
     The Company defines EBITDA as operating income plus depreciation and amortization. A reconciliation of EBITDA to the most directly comparable GAAP measure is included below. The Company believes that EBITDA provides useful information to investors in evaluating the Company’s performance relative to that of its peers. The Company believes that EBITDA is an operating performance measure, and not a liquidity measure, that provides investors with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. EBITDA, as presented, may not be comparable to similarly titled measures of other companies.
     Reconciliation of EBITDA to Operating Income:

Three Months
Ended October
27, 2005
Operating Income	$760,283
Plus Depreciation and Amortization	243,404
EBITDA	$1,003,687

     The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
          (d)     Exhibits.

Exhibit
Number	Description

99.1	Transcript of conference call of Synergetics USA, Inc. held on December 12, 2005.

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 16, 2005

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Transcript of conference call of Synergetics USA, Inc. held on December 12, 2005.